MASSMUTUAL SELECT FUNDS

Supplement dated January 30, 2008 to the

Prospectus dated April 2, 2007

This supplement provides new and additional information beyond that contained in the Prospectus and any existing supplements. It should be retained and read in conjunction with the Prospectus and any existing supplements.

The following information supplements information found under Principal Investment Strategies and Risks for the Strategic Bond Fund and the Strategic Balanced Fund for Western Asset Management Company:

The Fund may invest in domestic and foreign issuer loans and loan participations that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate (“LIBOR”) or another generally recognized base lending rate. Loans and debt instruments rated below investment grade are considered to have speculative characteristics. The Fund may invest in loans of companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations, or financial restructurings. The Fund may also acquire, and subsequently hold, warrants and other equity interests.

The following information supplements information for Wellington Management Company, LLP found under About the Investment Adviser and Sub-Advisers:

Karen H. Grimes

has served as portfolio manager of the Fundamental Value Fund since 2008. Ms. Grimes, a Chartered Financial Analyst, is a Vice President and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1995.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

B3001M-07-07

MASSMUTUAL SELECT FUNDS

Supplement dated January 30, 2008 to the

Statement of Additional Information dated April 2, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any existing supplements. It should be retained and read in conjunction with the SAI and any existing supplements.

The following information supplements information found under Additional Investment Policies beginning on page B-4:

Loan Participations and Assignments

The purchase of loan participations and assignments entails special risks. A Fund’s ability to receive payments of principal and interest and other amounts in connection with loan participations and assignments will depend primarily on the financial condition of the borrower. The failure by the Fund to receive scheduled interest or principal payments on a loan participation or assignment would adversely affect the income of the Fund and would likely reduce the value of its assets. Because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its adviser’s credit analysis of the borrower. In addition to the other risks associated with investments in debt securities, participations and assignments involve the additional risk that the insolvency of any financial institution interposed between the Fund and the borrower could delay or prevent the flow of payments from the borrower on the underlying loan. A Fund may have limited rights to enforce the terms of the underlying loan, and the liquidity of loan participations and assignments may be limited.

The borrower of a loan in which a Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

Corporate loans in which a Fund may purchase a loan participation or assignment are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Certain of the loan participations or assignments acquired by a Fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation.

The following information supplements information for Wellington Management Company, LLP beginning on page B-289 in the section titled Appendix C—Additional Portfolio Manager Information:

The portfolio managers for the Fundamental Value Fund are John R. Ryan and Karen H. Grimes.

	Number of Accounts*	Total Assets*	Number Of Accounts Where Advisory Fee is Based on Fund Performance*	Total Assets*
Karen H. Grimes
Registered investment companies:	6	$2,896,199,308	0	$0
Other pooled investment vehicles:	0	$0	0	$0
Other accounts:	0	$0	0	$0

* The information provided is as of 12/31/07

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI B3001M-07-05

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